WHEREAS,  The Board of Directors of the Company,  pursuant to the  Provisions of
Section 38.2-3113 of the Code of Virginia, adopted a resolution establishing Life of Virginia Separate Account 4 ("Separate Account 4") on August 19, 1987; and

WHEREAS, The Board of Directors of the Company adopted resolutions changing the name of the company to GE Life and Annuity Assurance Company and the name of the separate account to GE Life & Annuity Separate Account 4 on January 1, 1999; and

WHEREAS, The Company wishes to establish 74 additional subaccounts/investment subdivisions of Separate Account 4 which will invest in shares of AIM V.I. Aggressive Growth Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Capital Development Fund, AIM V.I. Global Utilities Fund, AIM V.I. Government Securities Fund, AIM V.I. Growth Fund, AIM V.I. Growth & Income Fund, AIM V.I. Telecommunications Fund and AIM V.I. Value Fund of AIM Variable Insurance Funds, Inc.; Growth & Income Portfolio, Premier Growth Portfolio and Quasar Portfolio of Alliance Variable Products Series Fund; The Dreyfus Socially Responsible Growth Fund, Inc. of The Dreyfus Corporation; Equity Income Portfolio and Growth Portfolio of Fidelity Variable Insurance Products Fund; Contrafund Portfolio of Fidelity Variable Insurance Products Fund II; Growth & Income Portfolio and Mid Cap Portfolio of Fidelity Variable Insurance Products Fund III; Money Market Fund, Premier Growth Equity Fund, S&P 500 Index Fund, U.S. Equity Fund, and Value Equity Fund of GE Asset Management; Aggressive Growth Portfolio, Balanced Portfolio, Capital Appreciation Portfolio, Equity-Income Portfolio, Global Sciences Portfolio, Global Technology Portfolio, Growth Portfolio, High-Yield Portfolio, International Growth Portfolio, and Worldwide Growth Portfolio of Janus Aspen Series; Global Securities Fund/VA and Main Street Growth & Income Fund/VA of Oppenheimer Variable Account Funds; Foreign Bond Portfolio, High Yield Bond Portfolio, Long-Term U.S. Government Bond Portfolio and Total Return Bond Portfolio of PIMCO Variable Insurance Trust; and OTC Fund of Rydex Variable Trust.

NOW, THEREFORE, BE IT RESOLVED, That the Executive Committee of the Board of Directors of the Company does hereby establish and create 74 additional subaccounts/investment subdivision of the aforementioned separate account. The new subdivisions/investment subdivisions shall invest in shares of a single mutual fund portfolio as set forth below:

         --------------------------------------------------- ------------------------------------------------------
         INVESTMENT SUBDIVISIONS:                                  TO BE INVESTED IN:
         --------------------------------------------------- ------------------------------------------------------
                                                                 AIM VARIABLE INSURANCE FUNDS, INC.
         AIM Aggressive Growth - E                                 AIM V.I. Aggressive Growth Fund
         AIM Capital Appreciation - E                              AIM V.I. Capital Appreciation Fund
         AIM Capital Appreciation - F                              AIM V.I. Capital Appreciation Fund
         AIM Capital Appreciation - G                              AIM V.I. Capital Appreciation Fund
         AIM Capital Development - E                               AIM V.I. Capital Development Fund
         AIM Global Utilities - E                                  AIM V.I. Global Utilities Fund
         AIM Government Securities - E                             AIM V.I. Government Securities Fund
         AIM Growth - F                                            AIM V.I. Growth Fund
         AIM Growth - G                                            AIM V.I. Growth Fund
         AIM Growth & Income - E                                   AIM V.I. Growth & Income Fund
         AIM Telecommunications - E                                AIM V.I. Telecommunications Fund
         AIM Value - F                                             AIM V.I. Value Fund
         AIM Value - G                                             AIM V.I. Value Fund

                                                                 ALLIANCE VARIABLE PRODUCTS SERIES FUND
         AVP Growth & Income - F                                   Growth & Income Portfolio
         AVP Growth & Income - G                                   Growth & Income Portfolio
         AVP Premier Growth - F                                    Premier Growth Portfolio
         AVP Premier Growth - G                                    Premier Growth Portfolio
         AVP Quasar - F                                            Quasar Portfolio
         AVP Quasar - G                                            Quasar Portfolio

                                                                 DREYFUS
         DRF Socially Responsible Growth - F                       Dreyfus Socially Responsible Growth Fund
         DRF Socially Responsible Growth - G                       Dreyfus Socially Responsible Growth Fund

                                                                 FIDELITY  VARIABLE INSURANCE PRODUCTS FUND
         FID Equity Income - F                                     Equity Income Portfolio
         FID Equity Income - G                                     Equity Income Portfolio
         FID Growth - F                                            Growth Portfolio
         FID Growth - G                                            Growth Portfolio

                                                                 FIDELITY  VARIABLE INSURANCE PRODUCTS FUND II
         FID Contrafund - F                                         Contrafund Portfolio
         FID Contrafund - G                                         Contrafund Portfolio

                                                                 FIDELITY  VARIABLE INSURANCE PRODUCTS FUND III
         FID Growth & Income - F                                   Growth & Income Portfolio
         FID Growth & Income - G                                   Growth & Income Portfolior
         FID Mid Cap - E                                           Mid Cap Portfolio
         FID Mid Cap - F                                           Mid Cap Portfolio
         FID Mid Cap - G                                           Mid Cap Portfolio

                                                                 GE ASSET MANAGEMENT
         GEI Money Market - F                                      Money Market Fund
         GEI Money Market - G                                      Money Market Fund
         GEI Premier Growth Equity - F                             Premier Growth Equity Fund
         GEI Premier Growth Equity - G                             Premier Growth Equity Fund
         GEI S&P 500 Index - F                                     S&P 500 Index Fund
         GEI S&P 500 Index - G                                     S&P 500 Index Fund
         GEI U.S. Equity - F                                       U.S. Equity Fund
         GEI U.S. Equity - G                                       U.S. Equity Fund
         GEI Value Equity - F                                      Value Equity Fund
         GEI Value Equity - G                                      Value Equity Fund

                                                                 JANUS ASPEN SERIES
         JAN Aggressive Growth - F                                 Aggressive Growth Portfolio
         JAN Aggressive Growth - G                                 Aggressive Growth Portfolio
         JAN Balanced - F                                          Balanced Portfolio
         JAN Balanced - G                                          Balanced Portfolio
         JAN Capital Appreciation - F                              Capital Appreciation Portfolio
         JAN Capital Appreciation - G                              Capital Appreciation Portfolio
         JAN Equity-Income - E                                     Equity-Income Portfolio
         JAN Global Life Sciences - F                              Global Life Sciences Portfolio
         JAN Global Life Sciences - G                              Global Life Sciences Portfolio
         JAN Global Technology - F                                 Global Technology Portfolio
         JAN Global Technology - G                                 Global Technology Portfolio
         JAN Growth - F                                            Growth Portfolio
         JAN Growth - G                                            Growth Portfolio
         JAN High-Yield - E                                        High-Yield Portfolio
         JAN International Growth  - F                             International Growth Portfolio
         JAN International Growth  - G                             International Growth Portfolio
         JAN Worldwide Growth - F                                  Worldwide Growth Portfolio
         JAN Worldwide Growth - G                                  Worldwide Growth Portfolio

                                                                 OPPENHEIMER VARIABLE ACCOUNT FUNDS
         OPP Global Securities/VA - F                              Global Securities Fund/VA
         OPP Global Securities/VA - G                              Global Securities Fund/VA
         OPP Main Street Growth & Income/VA - F                    Main Street Growth & Income Fund/VA
         OPP Main Street Growth & Income/VA - G                    Main Street Growth & Income Fund/VA

                                                                 PIMCO VARIABLE INSURANCE TRUST
         PIM Foreign Bond - F                                      Foreign Bond Portfolio
         PIM Foreign Bond - G                                      Foreign Bond Portfolio
         PIM High Yield Bond - F                                   High Yield Bond Portfolio
         PIM High Yield Bond - G                                   High Yield Bond Portfolio
         PIM Long-Term U.S. Government Bond - F                    Long-Term U.S. Government Bond Portfolio
         PIM Long-Term U.S. Government Bond - G                    Long-Term U.S. Government Bond Portfolio
         PIM Total Return Bond - F                                 Total Return Bond Portfolio
         PIM Total Return Bond - G                                 Total Return Bond Portfolio

                                                                 RYDEX VARIABLE TRUST
         RYD OTC - F                                               OTC Fund
         RYD OTC - G                                               OTC Fund
         --------------------------------------------------- ------------------------------------------------------

FURTHER RESOLVED, That the President, or any Senior Vice President, and each of them, with full power to act without the others, are hereby severally authorized to execute whatever agreement or agreements may be necessary or appropriate to enable such investments to be made, and the Board of Directors hereby ratifies of any such officer in executing any such agreement prior to the date of these resolutions; and

FURTHER RESOLVED, That the President or any Senior Vice President, and each of them, with full power to act without the others, are hereby severally authorized to execute and deliver such other documents and do such acts and things as each or any of them may deem necessary or desirable to carry out the foregoing resolutions and the intent and purposes thereof.

FURTHER RESOLVED, That this resolution shall take effect as of February 27, 2000.